                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):   October 6, 1998
                                                  ----------------------


                                  Keane, Inc.
   -------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                 Massachusetts
         -------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


               1-7516                               04-243-7166
---------------------------------      --------------------------------------
      (Commission File Number)          (I.R.S. Employer Identification No.)


Ten City Square
Boston, Massachusetts                                    02129
--------------------------------------------          -----------
(Address of Principal Executive Offices)               (Zip Code)


                                (617) 241-9200
    ----------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
    ----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On October 6, 1998, the Registrant and Fourth Tier, Inc. ("Fourth Tier") announced that they had entered into a definitive agreement (the "Definitive Agreement") whereby the Registrant would acquire all of the outstanding capital stock of Fourth Tier. A copy of the Registrant's press release announcing the signing of the Definitive Agreement is attached as Exhibit 99.1.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Financial statements of businesses acquired are not required as per Rule 3-05(b) of Regulation S-X.

     (b)  Pro Forma Financial Information.

          Pro forma financial information is not required as per Rule 11-01(c) of Regulation S-X.

     (c)  Exhibits.
          --------

     99.1 Press Release regarding Definitive Agreement by and between the Registrant and Fourth Tier, Inc., dated October 6, 1998.

                                      -2-
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 6, 1998                KEANE, INC.
                                      -----------
                                      (Registrant)



                                      By: /s/ Wallace A. Cataldo
                                          ----------------------------
                                              Wallace A. Cataldo
                                              Vice President - Finance

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                                 EXHIBIT INDEX


Exhibit
Number                         Description
-------                        -----------


99.1 Press Release regarding Definitive Agreement by and between the Registrant and Fourth Tier, Inc., dated October 6, 1998.